UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 3, 2006

THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri	63017
(Address of principal executive offices)	(Zip Code)

(636) 728-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act.

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.              Changes in Registrant’s Certifying Accountant.

In its Current Report on Form 8-K filed on August 3, 2006, the Company disclosed the effectiveness of the resignation of its independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”) concurrent with the filings of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2006.

The Company provided Ernst & Young with a copy of the Company’s disclosures relating to Ernst & Young’s resignation as set forth in Item 4.01 of the Company’s Form 8-K filed on August 3, 2006, and requested that Ernst & Young promptly furnish a letter stating whether or not it agreed with those disclosures .The Company files this amendment to the Form 8-K to provide a copy of the letter received from Ernst & Young, which is attached hereto as Exhibit 16.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)                  Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Ernst & Young LLP dated August 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2006

THERMADYNE HOLDINGS CORPORATION

	By:	/s/ Patricia S. Williams
	Name:	Patricia S. Williams
	Title:	Vice President, General Counsel and
Corporate Secretary